SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               Date of Report
                       (Date of earliest event reported)
                               September 22, 1999



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000



         Total number of sequentially numbered pages in this filing,
                         including exhibits thereto:   21

Item 5.  OTHER EVENTS.

         (a) On September 22, 1999, the Board of Directors of Union Carbide Corporation amended the corporation's By-Laws to provide that the record date for determining stockholders entitled to notice of and to vote at a meeting may be set and the notice of meeting shall be given not more than 60 or less than 10 days before a stockholders meeting.

         (b) See Union Carbide Corporation's press release dated September 22, 1999 accompanying this report as Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.



         (c)  Exhibits.

              3.2  By-Laws of Union Carbide Corporation.

              99.  Press release, September 22, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 1999



                                        UNION CARBIDE CORPORATION


                                        By     /s/J. Macdonald
                                               J. Macdonald
                                               Assistant Secretary

                                 EXHIBIT INDEX



Exhibits

3.2  By-Laws of Union Carbide Corporation.

99.  Press release, dated September 22, 1999.